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                                                                    EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Alderwoods Group, Inc. (the "Company") on Form 10-Q for the twelve weeks ended June 19, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: July 26, 2004.

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
                                               /s/ PAUL A. HOUSTON
                                               --------------------------------------------
                                               Paul A. Houston
                                               Chief Executive Officer and Director
                                               (Principal Executive Officer)

                                               /s/ KENNETH A. SLOAN
                                               --------------------------------------------
                                               Kenneth A. Sloan
                                               Executive Vice President, Chief Financial
                                               Officer
                                               (Principal Financial Officer)
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    The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.